UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 9, 2021

DEXCOM, INC.
(Exact Name of the Registrant as Specified in Its Charter)

Delaware	000-51222	33-0857544
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
6340 Sequence Drive, San Diego, CA 92121
(Address of Principal Executive Offices, Including Zip Code)
(858) 200-0200
(Registrant’s Telephone Number, Including Area Code)
(Former Name, Former Address, and Former Fiscal Year, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DXCM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(e)
On September 9, 2021, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of DexCom, Inc. (“DexCom” or “Company”) approved the termination of the Amended and Restated Executive Change of Control & Severance Agreements by and between the Company and select executive officers, including Kevin R. Sayer, DexCom’s Chief Executive Officer and Jacob S. Leach, DexCom’s EVP, Chief Technology Officer (the “Participating Officers”), all of which were entered into between 2011 and April 2017 (the “Prior Severance Agreements”). The termination of such Prior Severance Agreements will be effective upon the execution of an agreement terminating the Prior Severance Agreement by each such Participating Officer (the “Termination Agreement”), and such Termination Agreements were executed by Messrs. Sayer and Leach, effective as of September 13, 2021.

Each Participating Officer is either party to, or has the right to enter into, the Severance and Change in Control Plan adopted by the Board June 1, 2017 and the Participation Agreement thereunder (together, the “2017 Plan”). Upon the termination of the Prior Severance Agreements, each Participating Officer will no longer have any rights or entitlements under the Prior Severance Agreements and will instead participate only in the 2017 Plan. In addition, the Termination Agreement preserves each Participating Officer’s eligibility for 12 months of acceleration that was provided in the Prior Severance Agreement in the event that a Participating Officer’s employment is terminated without “Cause” or due to a “constructive termination” (each as defined in the Prior Severance Agreement), with respect to only his or her outstanding time-based restricted stock unit award granted in March 2019, which will become fully vested by its terms in March 2022, subject to the Participating Officer’s execution of a release of claims.

The terms of the 2017 Plan are disclosed in Company’s Form 8-K filed with the Securities and Exchange Commission on June 6, 2017 and are also described in the Company’s proxy statement for the year ended December 31, 2020 filed with the Securities and Exchange Commission on April 9, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	September 14, 2021	DEXCOM, INC.

		By:	/s/ PATRICK MURPHY
		Name:	Patrick Murphy
		Title:	Executive Vice President and Chief Legal Officer